Exhibit 10.7

October [__], 2020

Dear Bull Horn Holdings Sponsor LLC,

This letter agreement sets forth the terms of the agreement between Bull Horn Holdings Sponsor LLC (the “Company”) and certain investment funds and managed accounts managed by or affiliated with [________] (collectively, “Subscriber”). The Company is the sponsor of Bull Horn Holdings Corp. (the “SPAC”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), which intends to register its securities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with its initial public offering (“IPO”).

Subscriber (i) commits to purchase limited liability company interests (“Interests”) of the Company for an aggregate purchase price of $540.00 and (ii) hereby expresses an interest to purchase a number of units of the SPAC that are sold to the public in the IPO equal to 9.9% of the number of such units sold in the IPO (the “Purchased Public Units”). In conjunction with such purchase of Interests, the First Amended and Restated Limited Liability Company Operating Agreement of the Company (the “Operating Agreement”) will reflect the allocation to Subscriber of an indirect ownership interest in 45,000 ordinary shares of the SPAC (“Founder Shares”) held by the Company. Notwithstanding the foregoing, in the event Subscriber fails to purchase a number of Purchased Public Units equal to 9.9% of the units sold in the IPO, then the allocation of Founder Shares set forth in the preceding sentence shall be reduced to zero (0), and notwithstanding anything in the Operating Agreement to the contrary, this Agreement shall be deemed to modify the Operating Agreement as between the Company and Subscriber to give effect to this sentence. The schedule of members attached to the Operating Agreement shall be amended at that time to reflect any such reduced allocation of Founder Shares to Subscriber.

Subscriber will fund the purchase price of the Interests to the Company on the date of this Agreement. It shall be a condition precedent to the issuance by the Company of the Interests to the Subscriber that the Subscriber execute the Operating Agreement in the form provided to Subscriber (as it may be modified by this Agreement). The Founder Shares do not participate in the trust fund (“Trust Fund”) established by the SPAC for the benefit of its public shareholders as described in the SPAC’s registration statement to be filed in connection with the IPO (“Registration Statement”) and in the event the SPAC does not consummate an initial Business Combination, will expire worthless. The Company will retain voting and dispositive power over Subscriber’s Founder Shares until the consummation of the Business Combination, following which time the Company will distribute such securities to Subscriber (subject to the provisions of this Agreement and the Operating Agreement, and subject to applicable lock-up or escrow restrictions, as described below or pursuant to the terms of the Business Combination).

Subscriber agrees that, in consideration of the subscription for Interests as contemplated hereby, it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Fund (“Claim”) and hereby waives any Claim it may have in the future against the Company and the SPAC and will not seek recourse against the Trust Fund for any reason whatsoever except in respect of its Purchased Public Units.

The Founder Shares allocated to the Interests will be identical to ordinary shares included in the units to be sold by the SPAC in the IPO, except that:

●	the Company has agreed to vote the Founder Shares in favor of any proposed Business Combination;

●	unless otherwise agreed with the underwriters of the IPO and as set forth in the Registration Statement, all Founder Shares will be subject to the lock-up provisions described in the Registration Statement, which lock-ups may extend beyond the distribution by the Company to Subscriber of its Founder Shares following the consummation of the Business Combination.

●	the Founder Shares will be subject to customary registration rights, which shall be described in the Registration Statement;

●	Subscriber will not participate in any liquidation distribution with respect to the Founder Shares (but will participate in liquidation distributions with respect to any ordinary shares of the SPAC purchased directly by Subscriber in the IPO (including the Purchased Public Units) or in the open market) if the SPAC fails to consummate a Business Combination; and

●	the Founder Shares will include any additional terms or restrictions as are customary in other similarly structured blank check company offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

Subscriber acknowledges that pursuant to the Operating Agreement, if prior to a Business Combination, the Company’s managing members (the “Managing Members”) deem it necessary in order to facilitate a Business Combination by the SPAC for the Company to forfeit, transfer, exchange or amend the terms of all or any portion of the SPAC’s Founder Shares or Private Placement Warrants or to enter into any other arrangements with respect to the Founder Shares or Private Placement Warrants (including, without limitation, the transfer of Interests of the Company representing an interest in any of the foregoing) to facilitate the consummation of such Business Combination, including voting in favor of any amendment to the terms of the Founder Shares or Private Placement Warrants or the Operating Agreement (each, a “Change in Investment”), the Managing Members shall enter into any such agreement or arrangement involving a Change in Investment, vote in favor of any proposal involving a Change in Investment or otherwise facilitate or take any action to affect or permit any Change in Investment without the consent of any member of the Company or Subscriber. Notwithstanding the foregoing, the Founder Shares allocated to Subscriber in respect of its Interests shall not be subject to any Change in Investment, and notwithstanding anything in the Operating Agreement to the contrary (including without limitation Section 3.05 of the Operating Agreement), this Agreement shall be deemed to modify the Operating Agreement as between the Company and Subscriber to give effect to this sentence

Subscriber hereby represents and warrants that, as applicable:

(a)	it has been advised that the Interests and Founder Shares have not been registered under the Securities Act;

(b)	it is acquiring the Interests and the Founder Shares represented thereby for its own account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of Interests or the Founder Shares represented thereby in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act;

(e)	it has, if required to do so, completed an IRS Form W-9 or Form W-8BEN (or similar form), as applicable;

(f)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and the SPAC and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(g)	it is familiar with the proposed business, management, financial condition and affairs of the Company and the SPAC;

(h)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(i)	this letter constitutes its respective legal, valid and binding obligation, and is enforceable against it.

The Company represents that a true and correct copy of the Operating Agreement is attached as Exhibit A hereto. The Operating Agreement has been duly adopted by the Company and there have been no resolutions approved by the Company to alter the Operating Agreement.

-the remainder of this page is intentionally left blank-

Very truly yours,

[SUBSCRIBER]

By:
Name:
Title:

Accepted and Agreed:

BULL HORN HOLDINGS SPONSOR LLC

By:
	Name:	Christopher Calise
	Title:	Managing Member

By:
	Name:	Robert Striar
	Title:	Managing Member